EXHIBIT 10.3

SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY (this “Amendment”), is made and entered into as of October 8, 2013, by and among AARON’S, INC., a Georgia corporation (“Sponsor”), each of the lending institutions listed on the signature pages hereto (such lenders, the “Participants”) and SUNTRUST BANK, a banking corporation organized and existing under the laws of Georgia having its principal office in Atlanta, Georgia, as Servicer (in such capacity, the “Servicer”).

W I T N E S S E T H:

WHEREAS, the Sponsor, the Participants and the Servicer are parties to a certain Second Amended and Restated Loan Facility Agreement and Guaranty, dated as of June 18, 2010, as amended by that certain First Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of March 31, 2011, by that certain Second Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of May 18, 2011, by that certain Third Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of July 1, 2011, by that certain Fourth Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of May 16, 2012 and by that certain Fifth Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of December 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Facility Agreement), pursuant to which the Participants have made certain financial accommodations available to the Sponsor;

WHEREAS, the Sponsor has requested that the Participants and the Servicer amend certain provisions of the Loan Facility Agreement, and subject to the terms and conditions hereof, the Participants are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Sponsor, the Participants and the Servicer agree as follows:

1.    Amendments.

(a) Section 6.1(e) of the Loan Facility Agreement is hereby replaced in its entirety with the following:
(e)    promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or distributed by the Sponsor to its shareholders generally, as the case may be, it being agreed that the requirements of this subsection may be satisfied by the delivery of the applicable reports, statements or other materials to the Securities and Exchange Commission to the extent that such reports, statements or other materials are available to the Lenders on EDGAR; and

(b) Section 8.5 of the Loan Facility Agreement is hereby replaced in its entirety with the following:

Section 8.5     Restricted Payments. The Sponsor will not, and will not permit its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or Indebtedness subordinated to the Guaranteed Obligations of the Sponsor or any options, warrants, or other rights to purchase such common stock or such subordinated Indebtedness, whether now or hereafter outstanding (each, a “Restricted Payment”), except for (i) dividends payable by the Sponsor solely in shares of any class of its common stock, (ii) Restricted Payments made by any Guarantor to the Sponsor or to another Guarantor and (iii) other Restricted Payments made by the Sponsor in cash so long as after giving pro forma effect to the payment thereof, (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) the Sponsor and its Subsidiaries would be in pro forma compliance with the financial covenants in Article VII measured as of the last day of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered hereunder.

2.    Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Participants hereunder, it is understood and agreed that this Amendment shall not become effective, and the Sponsor shall have no rights under this Amendment, until the Servicer shall have received (i) executed counterparts to this Amendment from the Sponsor, each of the Guarantors and the Participants and (ii) amendments to the 2011 Note Agreement and the Revolving Credit Agreement, in each case in form and substance satisfactory to the Servicer and making equivalent modifications to those set forth above.

3.    Representations and Warranties. To induce the Participants and the Servicer to enter into this Amendment, each Credit Party hereby represents and warrants to the Participants and the Servicer that:

(a)    The execution, delivery and performance by such Credit Party of this Amendment (i) are within such Credit Party’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Credit Party’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person;

(b)    This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general;

(c)    After giving effect to this Amendment, the representations and warranties contained in the Loan Facility Agreement and the other Operative Documents are true and correct in all material respects, and no Credit Event or Unmatured Credit Event has occurred and is continuing as of the date hereof; and

(d)    After giving effect to this Amendment, all Participation Certificates previously issued remain in full force and effect.

4.    Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Sponsor of this Amendment and jointly and severally ratify and confirm the terms of the Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Loan Facility Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Sponsor to the Participants or any other obligation of the Sponsor, or any actions now or hereafter taken by the Participants with respect to any obligation of the Sponsor, the Guaranty Agreement (and in the case of Sponsor, the guaranty as set forth in Article X of the Loan Facility Agreement) (i) is and shall continue to be a primary, absolute and unconditional obligation of such Guarantor, except as may be specifically set forth in the Guaranty Agreement (or in the case of Sponsor, the guaranty provisions set forth in Article X of the Loan Facility Agreement), and (ii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty Agreement (or in the case of Sponsor, the guaranty provisions set forth in Article X of the Loan Facility Agreement).

5.    Effect of Amendment. Except as set forth expressly herein, all terms of the Loan Facility Agreement, as amended hereby, and the other Operative Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Sponsor to the Participants and the Servicer. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Participants under the Loan Facility Agreement, nor constitute a waiver of any provision of the Loan Facility Agreement. This Amendment shall constitute an Operative Document for all purposes of the Loan Facility Agreement.

6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.

7.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Loan Facility Agreement or an accord and satisfaction in regard thereto.

8.    Costs and Expenses. The Sponsor agrees to pay on demand all reasonable costs and expenses of the Servicer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Servicer with respect thereto.

9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Sponsor and the Guarantors, by their respective authorized officers as of the day and year first above written.

SPONSOR:

AARON’S, INC.

By: /s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: Executive Vice President, Chief Financial Officer

GUARANTORS:

AARON INVESTMENT COMPANY, as
Guarantor

By: /s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: Vice President and Treasurer

AARON’S PRODUCTION COMPANY, as
Guarantor

By: /s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: Vice President and Treasurer

99 LTO, LLC, as Guarantor

By: AARON’S, INC., its Sole Manager

By: /s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: Executive Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

SERVICER:

SUNTRUST BANK

By: /s/ Kelly Gunter
Name: Kelly Gunter
Title: Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

PARTICIPANTS:

SUNTRUST BANK

By: /s/ Kelly Gunter
Name: Kelly Gunter
Title: Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

WELLS FARGO BANK, N.A.

By:    /s/ Ashley Walsh
Name: Ashley Walsh
Title: Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

REGIONS BANK

By: /s/ Scott J. Rossman
Name: Scott J. Rossman
Title: Senior Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

BRANCH BANKING AND TRUST COMPANY

By: /s/ Bradley Echols
Name: Bradley Echols
Title: Senior Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

BANK OF AMERICA, N.A.

By:/s/ Ryan Maples
Name: Ryan Maples
Title: Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]